SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 13, 2008
                                                         ---------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

           New Jersey                    1-1031                22-0743290
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ       08875-6707
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                                                          Page 2

                               RONSON CORPORATION
                                 FORM 8-K INDEX
                                                                          PAGE
                                                                          ----

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT              3

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION           3

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
                  OF A REGISTRANT                                         3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                       3








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                                                                          Page 3

Item 1.01   Entry into a Material Definitive Agreement

            On August 13, 2008, Capital One, N.A. provided Ronson Consumer Products Corporation ("RCPC") with a modification of the mortgage loan because Ronson Corporation ("the Company") did not meet a minimum Earnings before Income Taxes covenant for the six months ended June 30, 2008. In connection with the modification, the interest rate on the mortgage loan was increased to 9.00% effective 9/1/08, 9.50% effective 1/1/09, 10.00% effective 4/1/09, 10.50%
effective 7/1/09, and 11.00% effective 10/1/09. The final due date of the mortgage was changed to January 1, 2010, from the prior due date of November 1, 2016. The mortgage modification also eliminated the prepayment penalty on the agreement until April 1, 2009, when it is partially reinstated. Based on current interest rates, under the terms of the original mortgage loan prior to the modification, the prepayment penalty would have been as much as $700,000.

Item 2.02   Results of Operations and Financial Condition

            On August 14, 2008, the Company issued a Press Release in the form attached as Exhibit 99.1, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

            (a) The contents of Item 1.01 of this Current Report on Form 8-K are hereby incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

            a) Financial Statements: None
            b) Pro Forma Financial Information: None
            c) Exhibits:

               10.1 Second Note and Mortgage Modification Agreement Modifying Note and Mortgage Dated September 27, 2006, between Ronson Consumer Products Corporation and Capital One, N.A.

               99.1 Ronson Reports Sales And Results Of Operations In The Second Quarter And First Half Of 2008

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Ronson Corporation

                                                       /s/Daryl K. Holcomb
                                                       -------------------------
                                                       Daryl K. Holcomb
                                                       Vice President,
                                                       Chief Financial Officer &
                                                       Controller
Dated:  August 15, 2008